Fees Summary	Jul. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 48,300,000.00
Previously Paid Amount	9,903.66
Total Fee Amount	7,394.73
Total Offset Amount	0.00
Net Fee	$ 0.00